Exhibit 10.2

EXECUTION VERSION

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is made and entered into as of October 20, 2023, by and among F45 TRAINING HOLDINGS INC., a Delaware corporation (the “Borrower”), the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent and Australian Security Trustee (the “Administrative Agent”).

W I T N E S E T H :

WHEREAS, the Borrower, the other Loan Parties party thereto, the Lenders, and Administrative Agent have executed and delivered that certain Amended and Restated Credit Agreement dated as of August 13, 2021, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 20, 2021, as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of May 13, 2022, as amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of February 14, 2023, and as amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of June 30, 2023 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, the Borrower would like to increase the Specified Secured Subordinated Debt by (i) an incremental loan in the aggregate principal amount of $41,200,000 (the “Initial Sub Debt Amount”) and (ii) a delayed draw commitment in the aggregate principal amount of $10,300,000 (collectively, the “Subordinated Incremental Debt”).

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders consent to certain matters set forth herein and amend certain provisions of the Credit Agreement as set forth herein, and the Administrative Agent and the Lenders party hereto have agreed to such consent and amendments, subject to the terms and conditions hereof.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, Borrower, the Administrative Agent, and the Lenders party hereto hereby covenant and agree as follows:

SECTION 1.  Definitions. Unless otherwise specifically defined herein, each term used herein (and in the recitals above) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement from and after the date hereof refer to the Credit Agreement as amended hereby.

SECTION 2.  Amendment to Credit Agreement.

(a)  Section 1.01 of the Credit Agreement is hereby amended to add the following definitions thereto in appropriate alphabetical order:

“Fifth Amendment Effective Date” means the date on which all conditions precedent in Section 4 of that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of October 20, 2023, by and among the Borrower, the Lenders party thereto, and the Administrative Agent, are satisfied.

(b)  Section 1.01 of the Credit Agreement is hereby amended to amend and restate the following definition thereto in appropriate alphabetical order:

“Fee Letter” means that certain Third Amended and Restated Fee Letter dated as of October 20, 2023, by and between the Borrower and the Administrative Agent.

(c)  Section 6.12 of the Credit Agreement is hereby amended and restated on the Fifth Amendment Effective Date in its entirety as follows:

Minimum Liquidity. Beginning with the Fifth Amendment Effective Date and as of the last day of each calendar month thereafter, the Borrower will not permit the sum of (i) Unrestricted Cash and (ii) any undrawn commitments under the Specified Secured Subordinated Debt to be less than $10,000,000, provided, however, that at no time shall the sum of (i) Unrestricted Cash and (ii) any undrawn commitments under the Specified Secured Subordinated Debt be less than $7,500,000.

SECTION 3.  Consent.

(a)  Notwithstanding any term or provision of the Credit Agreement to the contrary and subject to the satisfaction of the conditions precedent set forth herein, the Administrative Agent and Required Lenders hereby consent to (i) subject to the review and satisfaction by Administrative Agent, the Borrower’s modification of the FDD (the “Revised FDD”) and (ii) the Subordinated Incremental Debt.

(b)  The due dates for (i) the consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of the first fiscal quarter of 2023 due May 15, 2023 as forth in Section 5.01(b) of the Credit Agreement, (ii) the consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of the second fiscal quarter of 2023 due August 15, 2023 as forth in Section 5.01(b) of the Credit Agreement, and (iii) each accompanying Compliance Certificate as set forth in Section 5.01(c) of the Credit Agreement, are each hereby extended to November 8, 2023.

SECTION 4.  Conditions Precedent. This Agreement shall become effective only upon satisfaction of the following conditions precedent on or before the date hereof:

(a)  execution and delivery of this Agreement by the Borrower, the Administrative Agent, and Required Lenders;

(b)  execution and delivery by the Guarantors of the Consent, Reaffirmation, and Agreement of Guarantors attached hereto;

(c)  the Administrative Agent and Required Lenders shall be satisfied with the terms and conditions of the Subordinated Incremental Debt, and the documentation evidencing the Subordinated Incremental Debt shall otherwise be in form and substance satisfactory to the Administrative Agent and the Required Lenders;

(d)  execution and delivery of the documentation evidencing the Subordinated Incremental Debt by the Borrower, the Specified Secured Subordinated Lender and any other parties thereto in form and substance satisfactory to the Administrative Agent, and the funding of the Initial Sub Debt Amount thereunder;

(e)  the Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Fifth Amendment Effective Date and executed by its Director, Secretary or Assistant Secretary, which shall among other things, (A) certify and attach the resolutions of its Board of Directors, managers, members or other body approving the terms of each Loan Document and authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the officers of such Loan Party authorized to sign the Loan Documents to which it is a party and, in the case of the Borrower, its Financial Officers, and (C) certify that there have been no amendments to any of the governing constituent documents of a Loan Party since previously provided to the Administrative Agent or contain appropriate attachments, including the charter, articles or certificate of organization or incorporation of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its bylaws or operating, management or partnership agreement, or other organizational or governing documents, and (ii) a long form good standing certificate for each Loan Party (except for the Australian Loan Parties) from its jurisdiction of organization or incorporation of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party;

(f)  receipt by the Administrative Agent of not less than $5,000,000 to be applied to reduce the Term Loans outstanding immediately prior to the effectiveness of this Agreement by at least $5,000,000;

(g)  receipt by the Administrative Agent of the unqualified going concern opinion for fiscal year 2022 audit;

(h)  no Default or Event of Default exists on the date all other conditions precedent set forth in this Section 4 are satisfied;

(i)  the Borrower shall have paid to the Administrative Agent, on behalf of the applicable payees of such fees, the fees described in the Fee Letter as being due and payable on the Fifth Amendment Effective Date; and

(j)  payment of RPA Advisors’ and Holland & Knight’s respective outstanding fees and costs.

SECTION 5.  Miscellaneous Terms.

(a)  Loan Document. For avoidance of doubt, the Borrower, the Administrative Agent, and the Lenders party hereto hereby acknowledge and agree that this Agreement is a Loan Document.

(b)  Effect of Agreement. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Loan Parties. Except to the extent otherwise expressly set forth herein, the amendments set forth herein shall have prospective application only from and after the date of this Agreement.

(c)  No Novation or Mutual Departure. The Borrower expressly acknowledges and agrees that (i) there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments contained in Section 2 above, and (ii) nothing in this Agreement shall affect or limit the Administrative Agent or any Lender’s right to demand payment of liabilities owing from any Loan Party to Administrative Agent or the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Loan Documents.

(d)  Ratification. The Borrower (i) hereby restates, ratifies, and reaffirms each and every term, covenant, and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof and on the Fifth Amendment Effective Date and (ii) restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and on the Fifth Amendment Effective Date and with specific reference to this Agreement and any other Loan Documents executed or delivered in connection herewith (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct in all material respects as of such date).

(e)  No Default. To induce the Administrative Agent and the Lenders to enter into this Agreement and to continue to make advances pursuant to the Credit Agreement (subject to the terms and conditions thereof), the Borrower hereby acknowledges and agrees that, as of the date hereof and on the Fifth Amendment Effective Date, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default, and (ii) no right of offset, defense, counterclaim, claim, or objection in favor of the Borrower or any other Loan Party or arising out of or with respect to any of the Loans or other obligations of any Borrower or any other Loan Party owed to the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document.

(f)  Conduct of Lender; Release of Claims. The Borrower and its Affiliates, successors, assigns, and legal representatives (collectively, the “Releasors”), acknowledge and agree that through the date hereof, each Secured Party has acted in good faith and has conducted itself in a commercially reasonable manner in its relationships with the Releasors in connection with this Agreement and in connection with the Secured Obligations, the Credit Agreement, and the other Loan Documents, and the obligations and liabilities of the Releasors existing thereunder or arising in connection therewith, and the Releasors hereby waive and release any claims to the contrary. The Releasors hereby release, acquit, and forever discharge each Secured Party and its Affiliates (including, without limitation, its parent and its subsidiaries) and their respective officers, directors, employees, agents, attorneys, advisors, successors and assigns, both present and former (collectively, the “Secured Party Affiliates”) from any and all manner of losses, costs, defenses, damages, liabilities, deficiencies, actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims, demands, and expenses whatsoever, asserted or unasserted, known or unknown, foreseen or unforeseen, in contract, tort, law or equity (generically, “Claims”), that any Releasor has or may have against any Secured Party and/or any Secured Party Affiliate by reason of any action, failure to act, event, statement, accusation, assertion, matter, or thing whatsoever arising from or based on facts occurring prior to the effectiveness of this Agreement that arises out of or is connected to the Loan Documents or the Secured Obligations. Each of the Releasors hereby unconditionally and irrevocably agrees that it will not sue any Secured Party or any Secured Party Affiliate on the basis of any Claim released, remised, and discharged by such Releasor pursuant to this paragraph. If any Releasor or any of their respective successors, assigns or other legal representatives violates the foregoing covenant, each Releasor, for itself and its successors, assigns, and legal representatives, agrees to pay, in addition to such other damages as any Secured Party or any Secured Party Affiliate may sustain as a result of such violation, all reasonable and documented attorneys’ fees and costs incurred by any Secured Party or any Secured Party Affiliate as a result of such violation.

(g)  Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Agreement may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of the Agreement.

(h)  Fax or Other Transmission. Delivery by one or more parties hereto of an executed counterpart of this Agreement via facsimile, telecopy or other electronic method of transmission pursuant to which the signature of such party can be seen (including Adobe Corporation’s Portable Document Format or PDF) shall have the same force and effect as the delivery of an original manually executed counterpart of this Agreement or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall also deliver an original executed counterpart thereof, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form.

(i)  Recitals Incorporated Herein. The preamble and the recitals to this Agreement are hereby incorporated herein by this reference.

(j)  Section References. Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

(k)  Further Assurances. The Borrower agrees to take, at Borrower’s expense, such further actions as Administrative Agent shall reasonably request from time to time to evidence the amendments set forth herein and the transactions contemplated hereby.

(l)  Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

(m)  Severability. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

[SIGNATURES ON FOLLOWING PAGES.]

IN WITNESS WHEREOF, the Borrower, the Administrative Agent, and the Lenders party hereto have caused this Agreement to be duly executed under seal by its duly authorized officer as of the day and year first above written.

BORROWER:

F45 TRAINING HOLDINGS INC., a Delaware corporation

By:	/s/ Thomas Dowd
Name:	Thomas Dowd
Title:	Chief Executive Officer

[JPMORGAN/F45 — FIFTH AMENDMENT TO A&R CREDIT AGREEMENT]

ADMINISTRATIVE AGENT AND LENDERS:

JPMORGAN CHASE BANK, N.A., individually, and as Administrative Agent, Australian Security Trustee, Lender, Swingline Lender and Issuing Bank

By:	/s/ Eleftherios Karsos
Name:	Eleftherios Karsos
Title:	Authorized Officer

[JPMORGAN/F45 — FIFTH AMENDMENT TO A&R CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION, successor by merger to MUFG UNION BANK, N.A., as a Lender

By:	/s/ Victoria Ehle
Name:	Victoria Ehle
Title:	Vice President

[JPMORGAN/F45 — FIFTH AMENDMENT TO A&R CREDIT AGREEMENT]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Dan Martis
Name:	Dan Martis
Title:	Authorized Signatory

[JPMORGAN/F45 — FIFTH AMENDMENT TO A&R CREDIT AGREEMENT]

CONSENT, REAFFIRMATION, AND AGREEMENT OF GUARANTORS

Each of the undersigned (a) acknowledges receipt of the foregoing Fifth Amendment to Amended and Restated Credit Agreement (the “Agreement”); (b) consents to the execution and delivery of the Agreement; (c) specifically consents and agrees to the terms of Section 5(f) of the Agreement; and (d) reaffirms all of its obligations and covenants under the Credit Agreement (as defined in the Agreement) or the Guarantees, as applicable (in each case, as amended, restated, supplemented, or otherwise modified from time to time) and all of its other obligations under the Loan Documents to which it is a party, and, agrees that none of its obligations and covenants shall be reduced or limited by the execution and delivery of the Agreement or any of the other instruments, agreements or other documents executed and delivered pursuant thereto.

This Consent, Reaffirmation, and Agreement of Guarantors (this “Consent”) may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Consent may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of the Consent. Delivery by one or more parties hereto of an executed counterpart of this Consent via facsimile, telecopy or other electronic method of transmission pursuant to which the signature of such party can be seen (including Adobe Corporation’s Portable Document Format or PDF) shall have the same force and effect as the delivery of an original manually executed counterpart of this Consent or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, any other similar state laws based on the Uniform Electronic Transactions Act or the Corporations Act 2001 (Cth). Any party delivering an executed counterpart of this Consent by facsimile or other electronic method of transmission shall also deliver an original executed counterpart thereof, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Consent. The words “execution,” “signed,” “signature,” and words of like import in this Consent shall be deemed to include electronic signatures or the keeping of records in electronic form.

This Consent, Reaffirmation, and Agreement of Guarantors shall be deemed executed under seal.

This Consent, Reaffirmation, and Agreement of Guarantors shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

As of October 20, 2023.

[SIGNATURES ON FOLLOWING PAGES]

GUARANTORS:

F45 TRAINING CANADA LIMITED
F45 STUDIO EMPLOYMENT LLC
F45 U, LLC
F45 TRAINING INCORPORATED
AVALON HOUSE HOLDINGS, INC.
FS8 HOLDINGS, INC.
FS8, INC.
US BRAND FUND OPERATIONS INC.
F45 US BRAND FUND INC.
F45 INTERMEDIATE HOLDCO, LLC
F45 HQ STUDIO INC.,
FS8 HQ STUDIO INC.,
F45 TRAINING OPERATIONS SUPPORT, INC.
F45 TRAINING REAL ESTATE OPERATIONS, INC.
SOCO TRAINING LABS, LLC,
ROSCOE VILLAGE TRAINING LLC,
PP TRAINING LLC,
FS VENICE LLC,

By:	/s/ Thomas Dowd
Name:	Thomas Dowd
Title:	Chief Executive Officer

EXECUTED by F45 AUS HOLD CO PTY LTD ACN 620 135 426, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

EXECUTED by F45 AUSTRALIA BRAND FUND PTY LTD ACN 664 382 209, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

EXECUTED by FLYHALF AUSTRALIA HOLDING COMPANY PTY LTD ACN 632 249 131, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

EXECUTED by FLYHALF ACQUISITION COMPANY PTY LTD ACN 632 252 110, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

EXECUTED by F45 HOLDINGS PTY LTD ACN 616 570 506, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

EXECUTED by F45 ROW HOLD CO PTY LTD ACN 620 135 480, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

EXECUTED by F45 TRAINING PTY LTD ACN 162 731 900, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

EXECUTED by AVALON HOUSE PTY LTD ACN 648 626 000, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

EXECUTED by MALIBU CREW PTY LTD ACN 648 626 975, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

EXECUTED by FS8 PTY LTD ACN 646 184 125, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

EXECUTED by VIVE ACTIVE BROOKVALE PTY LTD ACN 617 814 963, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

EXECUTED by VIVE ACTIVE DOUBLE BAY PTY LTD ACN 628 294 075, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

EXECUTED by VIVE ACTIVE NEUTRAL BAY PTY LTD ACN 645 784 078, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

EXECUTED by SURF AND TURF HOLDINGS PTY. LIMITED ACN 612 337 541, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

EXECUTED by F45 OPERATIONS (AUSTRALIA) PTY LTD ACN 633 677 808, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

EXECUTED by F45 AUSTRALIA BRAND FUND PTY LTD ACN 664 382 209, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name